                                                                     EXHIBIT 4.2



                     =====================================






                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                              FINOVA FINANCE TRUST

                          Dated as of December 11, 1996






                     =====================================

                                TABLE OF CONTENTS

                                                                        Page

                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1     Definitions.......................................        2

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1    Trust Indenture Act; Application..................        10
SECTION 2.2    Lists of Holders of Securities....................        10
SECTION 2.3    Reports by the Property Trustee...................        11
SECTION 2.4    Periodic Reports to Property Trustee..............        11
SECTION 2.5    Evidence of Compliance with Conditions
                Precedent........................................        12
SECTION 2.6    Events of Default; Waiver.........................        12
SECTION 2.7    Event of Default; Notice..........................        14

                                   ARTICLE III
                              ORGANIZATION OF TRUST

SECTION 3.1    Name..............................................        15
SECTION 3.2    Office............................................        15
SECTION 3.3    Purpose...........................................        15
SECTION 3.4    Prohibition of Actions by the Trust
                and the Trustees.................................        16
SECTION 3.5    General Authority of the Trustees.................        17
SECTION 3.6    Title to Property of the Trust....................        17
SECTION 3.7    Not Responsible for Recitals or Issuance
                of Securities....................................        17
SECTION 3.8    Duration of Trust.................................        17
SECTION 3.9    Mergers...........................................        17
SECTION 3.10   Dissolution and Termination of Trust..............        20

                                   ARTICLE IV
                                     SPONSOR

SECTION 4.1    Sponsor's Purchase of Common
                Securities.......................................        21
SECTION 4.2    Responsibilities of the Sponsor...................        21

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1    Number of Trustees................................        22
SECTION 5.2    Delaware Trustee; Eligibility.....................        23
SECTION 5.3    Property Trustee; Eligibility.....................        23
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                                                                           Page


SECTION 5.4    Qualifications of Regular Trustees and
                Delaware Trustee Generally...........................        24
SECTION 5.5    Initial Trustees......................................        24
SECTION 5.6    Appointment, Removal and Resignation
                of Trustees..........................................        25
SECTION 5.7    Vacancies among Trustees..............................        27
SECTION 5.8    Merger, Conversion, Consolidation
               or Succession to Business of a Trustee................        27
SECTION 5.9    Authority, Powers and Duties of the
                Regular Trustees.....................................        28
SECTION 5.10   Delegation of Powers and Duties of
                the Regular Trustees.................................        32
SECTION 5.11   Powers and Duties of the Property
                Trustee..............................................        33
SECTION 5.12   Certain Duties and Responsibilities
                of the Property Trustee..............................        34
SECTION 5.13   Certain Rights of Property Trustee....................        36
SECTION 5.14   Delaware Trustee......................................        39
SECTION 5.15   Meetings..............................................        40

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1    Distributions.........................................        40

                                   ARTICLE VII
                                 THE SECURITIES

SECTION 7.1    Title and Terms.......................................        41
SECTION 7.2    General Provisions Regarding the
                Securities...........................................        41
SECTION 7.3    General Form of Certificates..........................        42
SECTION 7.4    Form of Preferred Securities
                Certificates; Global Certificates....................        42
SECTION 7.5    Execution and Dating of Certificates..................        44
SECTION 7.6    Authentication of Preferred Security
                Certificates.........................................        44
SECTION 7.7    Definitive Preferred Security
                Certificates.........................................        45
SECTION 7.8    Temporary Certificates................................        45
SECTION 7.9    Registrar, Paying Agent and Conversion
                Agent................................................        45
SECTION 7.10   Paying Agent to Hold Money in Trust...................        46
SECTION 7.11   Outstanding Preferred Securities......................        47
SECTION 7.12   Preferred Securities in Treasury......................        47
SECTION 7.13   Notices to Clearing Agency............................        47
SECTION 7.14   Appointment of Successor Clearing
                Agency...............................................        48
SECTION 7.15   Deemed Security Holders...............................        48

                                       ii
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                                                                          Page

                                  ARTICLE VIII
                            TRANSFERS, EXCHANGES AND
                           CANCELLATIONS OF SECURITIES

SECTION 8.1       General.............................................     48
SECTION 8.2       Transfer Procedures and Restrictions
                   for Global Certificates............................     49
SECTION 8.3       Mutilated, Destroyed, Lost or Stolen
                   Certificates; Replacement Securities...............     51
SECTION 8.4       Cancellation of Preferred Security
                   Certificates.......................................     51

                                   ARTICLE IX
                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES AND OTHERS

SECTION 9.1       Liability...........................................     52
SECTION 9.2       Exculpation.........................................     52
SECTION 9.3       Fiduciary Duty......................................     53
SECTION 9.4       Indemnification.....................................     54
SECTION 9.5       Outside Businesses..................................     58

                                    ARTICLE X
                                   ACCOUNTING

SECTION 10.1      Fiscal Year.........................................     59
SECTION 10.2      Certain Accounting Matters..........................     59
SECTION 10.3      Banking.............................................     60
SECTION 10.4      Withholding.........................................     60

                                   ARTICLE XI
                             AMENDMENTS AND MEETINGS

SECTION 11.1      Amendments..........................................     61
SECTION 11.2      Meetings of the Holders of Securities;
                   Action by Written Consent..........................     63

                                   ARTICLE XII
                           REPRESENTATIONS OF PROPERTY
                          TRUSTEE AND DELAWARE TRUSTEE

SECTION 12.1      Representations and Warranties of
                   Property Trustee...................................     65
SECTION 12.2      Representations and Warranties of
                   Delaware Trustee...................................     66


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                                                               Page


                                  ARTICLE XIII
                                  MISCELLANEOUS

SECTION 13.1      Notices..............................          67
SECTION 13.2      Governing Law........................          69
SECTION 13.3      Intention of the Parties.............          69
SECTION 13.4      Headings.............................          69
SECTION 13.5      Successors and Assigns...............          69
SECTION 13.6      Partial Enforceability...............          69
SECTION 13.7      Counterparts.........................          70



                               ANNEX AND EXHIBITS

         ANNEX I                Terms of Securities

         Exhibit A-1            Form of Preferred Security
         Exhibit A-2            Form of Common Security
         Exhibit B              Specimen of Debenture

                             CROSS-REFERENCE TABLE*


         Section of
Trust Indenture Act                              Section of
of 1939, as amended                              Declaration
-------------------                              -----------

310(a)......................................     5.3(a)
310(c)......................................     Inapplicable
311(c)......................................     Inapplicable
312(a)......................................     2.2(a)
312(b)......................................     2.2(b)
313.........................................     2.3
314(a)......................................     2.4
314(b)......................................     Inapplicable
314(c)......................................     2.5
314(d)......................................     Inapplicable
314(f)......................................     Inapplicable
315(a)......................................     5.12(b)-(e)
315(c)......................................     5.12(a)
315(d)......................................     5.12(a)
316(a)......................................     Annex I
316(c)......................................     5.9(d)(v)

---------------

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                              AMENDED AND RESTATED
                              DECLARATION OF TRUST
                                       OF
                              FINOVA FINANCE TRUST

                                DECEMBER 11, 1996


                  AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of December 11, 1996, by the Trustees (as defined herein), The FINOVA Group Inc., a Delaware corporation, as trust sponsor (the "Sponsor"), and by the holders, from time to time, of undivided beneficial interests in the Trust issued pursuant to this Declaration;

                  WHEREAS, the Trustees and the Sponsor established FINOVA Finance Trust (the "Trust"), a trust under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of November 1, 1996 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on November 1, 1996, for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein);

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

                  WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

SECTION 1.1    Definitions.

                  Unless the context otherwise requires:

                  (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
Section 1.1;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections and Annexes and Exhibits to this Declaration unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

                  (f) a reference to the singular includes the plural and vice versa; and

                  (g) a reference to the masculine includes the feminine and vice versa.

                  "Additional Interest" means if the Trust is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States or any other taxing authority, such amounts as shall be required so that the net amounts received and retained by the Trust after paying such taxes, duties, assessments and governmental charges will not be less than the amounts the Trust would have received had no such taxes, duties, assessments or governmental charges been imposed.


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
                  "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

                  "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

                  "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

                  "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 8.2.

                  "Business Day" means any day other than a Saturday, Sunday or any other day on which banking institutions in The City of New York or in Wilmington, Delaware are authorized or required by law to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Certificate" means a certificate in global or definitive form representing a Common Security or a Preferred Security.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

                  "Closing Date" means the "Closing Time" and each "Date of Delivery" under the Purchase Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Securities" has the meaning specified in Section 7.1.

                  "Common Securities Guarantee" means the guarantee agreement dated as of December 11, 1996, of the Sponsor in respect of the Common Securities.

                  "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

                  "Company" means The FINOVA Group Inc., a Delaware corporation, until a successor Person shall have become such pursuant to the applicable provisions of the Indenture and thereafter "Company" shall mean such successor Person.

                  "Company Indemnified Person" means (i) any Regular Trustee;
(ii) any Affiliate of any Regular Trustee; (iii) any officer, director, shareholder, member, partner, employee, representative or agent of any Regular Trustee; or (iv) any officer, employee or agent of the Trust or its Affiliates.

                  "Compounded Interest" means interest compounded quarterly at the rate specified for the Debentures to the extent permitted by applicable law upon interest accrued and unpaid (including Additional Interest, if any) during each Extension Period.

                  "Conversion Agent" has the meaning set forth in Section 7.9.

                  "Covered Person" means (a) any officer, director, stockholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                  "Debenture Issuer" means the Company, in its capacity as issuer of the Debentures.

                  "Debenture Trustee" means Fleet National Bank, a national banking association, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Debentures" means the 5 1/2% Convertible Subordinated Debentures due 2016, to be issued by the Debenture Issuer under the Indenture and to be held by the Property Trustee, a specimen certificate for such Debentures being Exhibit B hereto.

                  "Definitive Preferred Security Certificates" has the meaning set forth in Section 7.7.

                  "Delaware Trustee" has the meaning set forth in Section 5.2.

                  "Depositary" means The Depository Trust Company, the initial Clearing Agency, until a successor shall be appointed pursuant to Section 7.14, and thereafter means such successor Depositary.

                  "Distribution" has the meaning set forth in Section 6.1.

                  "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                  "Fiduciary Indemnified Person" has the meaning set forth in
Section 9.4(b).

                  "FINOVA Common Stock" has the meaning set forth in the Indenture.

                  "Global Certificate" has the meaning set forth in Section 7.4(a).

                  "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Indenture dated as of December 11, 1996, between the Debenture Issuer and the Debenture Trustee, as it may be supplemented or amended from time to time.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                  "Legal Action" has the meaning set forth in Section
5.9(d)(vii).

                  "Majority in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Ministerial Action" has the meaning set forth in the terms of the Securities as set forth in Annex I hereto.

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (i) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                  (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                  (iii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Paying Agent" has the meaning specified in Section 7.9.

                  "Person" means any legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Preferred Securities" has the meaning specified in Section
7.1.

                  "Preferred Security Certificate" means a certificate representing a Preferred Security substantially in the form of Exhibit A-1.

                  "Preferred Securities Guarantee" means the Guarantee Agreement dated as of December 11, 1996 of the Sponsor in respect of the Preferred Securities.

                  "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

                  "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

                  "Property Trustee Account" has the meaning set forth in
Section 5.11(c).

                  "Purchase Agreement" means the Purchase Agreement dated as of December 5, 1996, among the Sponsor, the Trust and the underwriters named therein, relating to the offering and sale of the Preferred Securities.

                  "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

                  "Registrar" has the meaning set forth in Section 7.9.

                  "Registration Statement" means the Registration Statement on Form S-3 (Reg. No. 333-15445 and -01), including any amendments thereto, relating to, among other securities, the Preferred Securities.

                  "Regular Trustee" has the meaning set forth in Section 5.1.

                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Responsible Officer" means, with respect to the Property Trustee, any vice-president, any assistant vice-president, the treasurer, any assistant treasurer, any trust officer or assistant trust officer or any other officer in the Corporate Trust Department of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Rule 3a-5" means Rule 3a-5 under the Investment Company Act.

                  "Securities" means the Common Securities and the Preferred Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                  "Securities Guarantee" means the Common Securities Guarantee and the Preferred Securities Guarantee.

                  "Special Event" has the meaning set forth in Annex I hereto.

                  "Sponsor" means the Company, in its capacity as sponsor of the Trust, and its successors in such capacity.

                  "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

                  "Tax Event" has the meaning set forth in Annex I hereto.

                  "10% in liquidation amount of the Securities" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holders of outstanding Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor legislation.

                                   ARTICLE II

                              TRUST INDENTURE ACT


SECTION 2.1    Trust Indenture Act; Application.

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration, which are incorporated by reference in and made part of this Declaration, and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee that is a Trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2    Lists of Holders of Securities.

                  (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall furnish or cause to be furnished to the Property Trustee (i) within 14 days after each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in any List of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3    Reports by the Property Trustee.

                  (a) Within 60 days after May 15 of each year, commencing May 15, 1997, the Property Trustee shall transmit by mail to Holders such reports concerning the Property Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act in the manner provided pursuant thereto.

                  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each stock exchange upon which the Securities are listed, with the Commission and with the Company. The Trust will notify the Property Trustee when the Securities are listed on any stock exchange.

SECTION 2.4    Periodic Reports to Property Trustee.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall file or cause to be filed with the Property Trustee and the Commission, and transmit or cause to be transmitted to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided, that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Property Trustee within 15 days after the same is so required to be filed with the Commission.

                  Delivery of such reports, information and documents to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Trust's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 2.5    Evidence of Compliance with Conditions Precedent.

                  Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

SECTION 2.6    Events of Default; Waiver.

                  (a) The Holders of a majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                          (i) is not waiveable under the Indenture, the Event of
Default under the Declaration shall also not be waiveable; or

                          (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                  The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon any such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                          (i) is not waiveable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
         Section 2.6(b), the Event of Default under the Declaration shall also not be waiveable; or

                          (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and their consequences until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture

Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7    Event of Default; Notice.

                  (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer; unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities. Such notice shall state that an event of default under the Indenture constitutes an Event of Default.

                  (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                          (i) a default under Sections 501(a) and 501(b) of the Indenture; or

                          (ii) any default as to which a Responsible Officer shall have received written notice or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.

                                   ARTICLE III

                              ORGANIZATION OF TRUST

SECTION 3.1    Name.

                  The Trust is named "FINOVA Finance Trust," as such name may be modified from time to time by the Regular Trustees following 10 Business Days written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

SECTION 3.2    Office.

                  The address of the principal office of the Trust is c/o The FINOVA Group Inc., 1850 North Central Avenue, P.O. Box 2209, Phoenix, Arizona 85002-2209, Attention: Treasurer. On 10 Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

SECTION 3.3    Purpose.

                  The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the proceeds from such sale to acquire the Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4    Prohibition of Actions by the Trust and the Trustees.

                  The Trust shall not, and the Trustees (including the Property Trustee) shall not, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall not cause the Trust to:

                  (a) invest any proceeds received by the Trust from holding the Debentures, but the Property Trustee shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (b) acquire any assets other than as expressly provided herein;

                  (c) possess Trust property for other than a Trust purpose;

                  (d) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (e) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (f) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                  (g) other than as provided in this Declaration or Annex I hereto, (a) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (b) waive any past default that is waiveable under the Indenture, (c) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (d) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless the Trust shall have received an opinion of a nationally recognized independent counsel experienced in such matters to the effect that such amendment or modification will not cause more than an insubstantial risk that (i) the Trust will be deemed an Investment Company required to be registered under the Investment Company Act or (ii) for

United States federal income tax purposes the Trust will not be classified as a grantor trust.

SECTION 3.5    General Authority of the Trustees.

                  In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.6    Title to Property of the Trust.

                  Except as provided in Section 5.11 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.7    Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.8    Duration of Trust.

                  The Trust, unless terminated pursuant to the provisions of
Section 3.10 hereof, shall exist until November 1, 2021.

SECTION 3.9    Mergers.

                  (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety, to any Person, except as described in Sections 3.9(b) and 3.9(c).

                  (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any state of the United States; provided that:

                          (i) if the Trust is not the survivor, such successor entity (the "Successor Entity") either:

                                    (A) expressly assumes all of the obligations
                          of the Trust under the Securities; or

                                    (B) substitutes for the Preferred Securities
                          other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities with respect to Distributions, assets and payments upon liquidation, redemption and otherwise;

                          (ii) the Debenture Issuer expressly acknowledges a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

                          (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted;

                          (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                          (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                          (vi) such Successor Entity has a purpose substantially identical to that of the Trust;

                          (vii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee;

                          (viii) prior to such merger, consolidation, amalgamation or replacement, the Sponsor has received an opinion of a nationally recognized independent counsel to the Trust reasonably acceptable to the Property Trustee and experienced in such matters to the effect that:

                                    (A) such merger, consolidation, amalgamation
                  or replacement will not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                                    (B) following such merger, consolidation,
                  amalgamation or replacement, neither the Trust nor the Successor Entity will be required to register as an Investment Company;

                                    (C) following such merger, consolidation,
                  amalgamation or replacement, the Trust (or the Successor Entity) will be treated as a grantor trust for United States federal income tax purposes; and

                          (ix) the Regular Trustees shall have furnished the Delaware Trustee at least five Business Days prior written notice of the proposed consummation of such merger, consolidation, amalgamation or replacement; provided that failure to provide such notice shall not affect the validity of any such transaction.

                  (c) Notwithstanding Section 3.9(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgam-ate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes.

SECTION 3.10   Dissolution and Termination of Trust.

                  (a)     The Trust shall dissolve:

                          (i) upon the bankruptcy of the Sponsor or the Holder of the Common Securities;

                          (ii) upon the filing of a certificate of dissolution or its equivalent with respect to the Sponsor or the Holder of the Common Securities, upon receipt by the Trust of the consent of at least a Majority in liquidation amount of the Securities, voting together as a single class, to dissolve the Trust and file a certificate of cancellation with respect thereto, or upon the revocation of the certificate of incorporation of the Sponsor or the Holder of the Common Securities and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                          (iii) upon the entry of a decree of judicial dissolution of the Sponsor or the Trust or the Holder of the Common Securities;

                          (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof, including any Additional Interest and Compounded Interest, shall have been paid to the Holders in accordance with the terms of the Securities;

                          (v) upon the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities;

                          (vi) after the distribution of shares of FINOVA Common Stock (or such other securities or property as may be distributable upon conversion of the

         Debentures pursuant to the Indenture) to all Holders upon conversion of all outstanding Preferred Securities;

                          (vii) the expiration of the term of the Trust on November 1, 2021; or

                          (viii) before the issuance of any Securities, with the consent of all the Regular Trustees and the Sponsor.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 3.10(a), the Regular Trustees shall pay (or make provision for the payment of) all claims against the Trust and, upon completion of the winding up of the Trust, shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware and thereupon the Trust shall terminate.

                  (c) The provisions of Article IX shall survive the termination of the Trust.

                                   ARTICLE IV

                                     SPONSOR

SECTION 4.1    Sponsor's Purchase of Common Securities.

                  On the Closing Date, the Sponsor will purchase all of the Common Securities issued by the Trust, in an aggregate amount at least equal to 3% of the capital of the Trust, at the same time as the Preferred Securities are sold.

SECTION 4.2    Responsibilities of the Sponsor.

                  In connection with the issuance and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (a) to prepare for filing with the Commission the Registration Statement, including any amendments thereto;

                  (b) to determine the states in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions that must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable to comply with the applicable laws of any such states;

                  (c) to prepare for filing by the Trust an application to the New York Stock Exchange, Inc. (the "NYSE") or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities;

                  (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

                  (e) to negotiate the terms of the Purchase Agreement and other agreements, documents and instruments providing for the sale of the Preferred Securities.

                                    ARTICLE V

                                    TRUSTEES

SECTION 5.1    Number of Trustees.

                  The number of Trustees shall initially be four, and

                  (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that the number of Trustees shall in no event be less than two; provided further that (i) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (each, a "Regular Trustee") and (ii) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

SECTION 5.2    Delaware Trustee; Eligibility.

                  If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be

                  (a) a natural person who is resident of the State of Delaware; or

                  (b) if not a natural person, an entity that has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee may also be the Delaware Trustee and Section 5.14 shall have no application.

SECTION 5.3    Property Trustee; Eligibility.

                  (a) There shall at all times be one Trustee which shall act as Property Trustee and shall

                          (i) not be an Affiliate of the Sponsor;

                          (ii) be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                          (iii) if the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-5 and to the extent the Investment Company Act or Trust Indenture Act requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Property Trustee shall possess those qualifications.

                  (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.6(d).

                  (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

SECTION 5.4    Qualifications of Regular Trustees and Delaware Trustee
               Generally.

                  Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5    Initial Trustees.

         (a)      The initial Regular Trustees are:

                  Bruno A. Marszowski
                  c/o The FINOVA Group Inc.
                  1850 North Central Avenue
                  P.O. Box 2209
                  Phoenix, Arizona 85002-2209

                  and

                  Robert J. Fitzsimmons
                  c/o The FINOVA Group Inc.
                  1850 North Central Avenue
                  P.O. Box 2209
                  Phoenix, Arizona 85002-2209

         The initial Delaware Trustee is:

                  First Union Bank of Delaware
                  One Rodney Square
                  1st Floor
                  920 King Street
                  Wilmington, Delaware 19801
                  Attention:  Corporate Trust Department

         The initial Property Trustee is:

                  Fleet National Bank
                  777 Main Street
                  Hartford, Connecticut 06115
                  Attention:  Corporate Trust Department

SECTION 5.6              Appointment, Removal and Resignation of Trustees.

                  (a) Subject to Sections 5.6(b) and 5.6(c), Trustees may be appointed or removed without cause at any time:

                          (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                          (ii) after the issuance of any Securities, by vote of the Holders of a majority in liquidation amount of the Common Securities voting as a class.

                  (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.6(a) until a successor possessing the qualifications to act as a Property Trustee under Section 5.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the removed Property Trustee.

                  (c) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.6(a) until a successor possessing the qualifications to act as Delaware

Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the removed Delaware Trustee.

                  (d) A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                          (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                                    (A) until a Successor Property Trustee has
                           been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                                    (B)     until the assets of the Trust have
                           been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                           (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                  (e) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with Section 5.6(d).

                  (f) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.6 within 60 days after delivery pursuant to this Section 5.6 of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (g) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.7    Vacancies among Trustees.

                  If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.6.

                  The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with this Section 5.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

SECTION 5.8 Merger, Conversion, Consolidation or Succession to Business of a Trustee.

                  Any corporation or national banking association into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any corporation or national banking association succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such corporation or national banking association shall be otherwise qualified and eligible under this Article V, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 5.9    Authority, Powers and Duties of the Regular Trustees.

                  (a) Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. Any action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and any action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust.

                  (b) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

                  (c) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to this Section 5.9.

                  (d) The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                           (i) to issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

                          (ii) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                                    (A) execute the Registration Statement
                           prepared by the Sponsor, including any amendments thereto relating to, among other securities, the Preferred Securities;

                                    (B) execute and file any documents prepared
                           by the Sponsor, or take any acts as determined by the Sponsor to be necessary to qualify or register all or part of the Preferred Securities in any state or foreign jurisdiction in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                                    (C) execute and file an application,
                           prepared by the Sponsor, to the NYSE or any other national stock exchange or the Nasdaq National Market for listing or quotation of the Preferred Securities, from time to time;

                                    (D) execute and deliver letters, documents,
                           or instruments to the Depositary relating to the Preferred Securities;

                                    (E) execute and file with the Commission a
                           registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor relating to the registration of the Preferred Securities under
                           Section 12(b) of the Exchange Act; and

                                    (F) execute and perform the Purchase
                           Agreement and other agreements, documents and instruments providing for the sale of the Preferred Securities;

                           (iii) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of Common Securities;

                           (iv) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any Ministerial Action in relation to a Special Event;

                           (v) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

                          (vi) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Securities;

                          (vii) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to
         Section 5.11(e), the Property Trustee has the exclusive power to bring such Legal Action;

                          (viii) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, advisors, and consultants and pay reasonable compensation for such services;

                          (ix) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

                          (x) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

                          (xi) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                          (xii) to act as, or appoint another Person to act as, registrar, transfer agent and conversion agent for the Securities;

                          (xiii) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

                          (xiv) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                          (xv) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

                          (xvi) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 5.9, including, but not limited to:

                                    (A) causing the Trust not to be deemed to be
                          an Investment Company required to be registered under the Investment Company Act;

                                    (B) causing the Trust to be classified for
                          United States federal income tax purposes as a grantor trust; and

                                    (C) cooperating with the Debenture Issuer to
                          ensure that the Debentures will be treated as indebtedness of the Debenture

                          Issuer for United States federal income tax purposes;

         provided that such action does not adversely affect the interests of Holders; and

                           (xvii) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust.

                  (e) The Regular Trustees must exercise the powers set forth in this Section 5.9 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

                  (f) Subject to this Section 5.9, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in
Section 5.11.

                  (g) Any expenses incurred by the Regular Trustees pursuant to this Section 5.9 shall be reimbursed by the Debenture Issuer.

SECTION 5.10   Delegation of Powers and Duties of the Regular Trustees.

                  The Regular Trustees shall have power to delegate from time to time to such of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein. Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 5.9, including the Registration Statement or any amendment thereto or other document filed with the Commission, or making any other governmental filing.

SECTION 5.11   Powers and Duties of the Property Trustee.

                  (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                  (c) The Property Trustee shall:

                           (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Trustee Account in accordance with Section
         6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution (including, without limitation, the Property Trustee in its individual capacity) the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                           (ii) engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature or the conversion of the Preferred

         Securities to the extent the Preferred Securities are converted into FINOVA Common Stock; and

                           (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of a Special Event arising from a change in law or a change in legal interpretation or other specified circumstances pursuant to the terms of the Securities.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

                  (e) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, but subject to the rights of the Holders pursuant to the terms of such Securities, enforce its rights as holder of the Debentures, including the right to take any Legal Action which arises out of or in connection with such an Event of Default.

                  (f) Subject to this Section 5.11, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 5.9.

                  (g) The Property Trustee must exercise the powers set forth in this Section 5.11 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 5.12   Certain Duties and Responsibilities of the Property Trustee.

                  (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall under-take to perform only such duties and obligations as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Property Trustee shall exercise such rights and powers vested in it by this Declaration, and use the same degree of care and skill in its exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred, in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration.

                  (c) The Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts.

                  (d) The Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration.

                  (e) The Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

                  (f) No provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it.

                  (g) The Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act.

                  (h) The Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 5.11(c)(i) and except to the extent otherwise required by law.

                  (i) The Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith.

SECTION 5.13   Certain Rights of Property Trustee.

                  (a) Subject to the provisions of Section 5.12:

                           (i) the Property Trustee may rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                          (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                          (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                          (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                          (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                          (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee adequate security and indemnity, reasonably satisfactory to the Property

         Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that, nothing contained in this Section 5.13(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                          (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, security, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                          (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                          (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                          (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (A) may request instructions from the Holders of the Securities, which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions;

                          (xi) except as otherwise expressly provided by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                          (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

                  (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

SECTION 5.14   Delaware Trustee.

                  Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of
Section 3807 of the Business Trust Act.

SECTION 5.15   Meetings.

                  If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any inperson meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

                                   ARTICLE VI

                                  DISTRIBUTIONS

SECTION 6.1    Distributions.

                  If and to the extent that the Debenture Issuer makes a payment of interest or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders of Preferred Securities and Common Securities in accordance with the preferences set forth in the respective terms of such Securities, as described in Annex I hereto.

                                   ARTICLE VII

                                 THE SECURITIES

SECTION 7.1    Title and Terms.

                  The Regular Trustees shall on behalf of the Trust issue one class of convertible preferred securities, representing undivided beneficial interests in the assets of the Trust (the "Preferred Securities"), and one class of convertible common securities, representing undivided beneficial interests in the assets of the Trust (the "Common Securities"), each having such terms (the "Terms") as are set forth in Annex I. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto.

                  The Terms of the Securities set forth in Annex I and the forms of Certificates set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such Terms and to be bound thereby.

SECTION 7.2    General Provisions Regarding the Securities.

                  (a) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (b) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be validly issued, fully paid and nonassessable.

                  (c) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

                  (d) The Securities shall have no preemptive rights.

SECTION 7.3    General Form of Certificates.

                    The Preferred Security Certificates and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Security Certificates shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration.

                  The Certificates may have letters, numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, the Depositary, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing.

                  The definitive Certificates shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the Regular Trustees, as evidenced by their execution thereof. The Trust shall issue no Securities in bearer form.

SECTION 7.4    Form of Preferred Securities Certificates; Global Certificates.

                  (a) Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more, fully registered, global Preferred Security Certificates (each a "Global Certificate"), to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust. No Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Benefi-cial Owner's interests in such Global Certificates, except as provided in
Section 7.7.

                  (b) Unless required by the Depositary, any securities exchange on which the Preferred Securities may be listed or any rule, regulation or law, Preferred Securities issued in the form of Global Certificates need not be printed, lithographed or engraved on steel engraved borders, but shall be in such form as is acceptable to the Depositary.

                  (c) Every Global Certificate authenticated and delivered hereunder shall bear a legend in substantially the following form, in capital letters and bold-face type:

         THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A PREFERRED SECURITY REGISTERED, AND NO TRANSFER OF THIS PREFERRED SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION (AS DEFINED BELOW).

                  (d) If the Depositary is the Depository Trust Company, the Global Certificate authenticated and delivered hereunder shall also bear a legend in substantially the following form, in capital letters and bold-face type:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SECTION 7.5    Execution and Dating of Certificates.

                  The Certificates shall be signed on behalf of the Trust by a Regular Trustee. In case any Regular Trustee who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificates may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Each Preferred Security shall be dated the date of its authentication.

                  One Regular Trustee shall sign the Preferred Security Certificates for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Security Certificates, be a manual signature.

SECTION 7.6                Authentication of Preferred Security Certificates.

                  Each Global Certificate shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Depositary, and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a single Preferred Security for all purposes of this Declaration.

         A Preferred Security Certificate shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security Certificate has been authenticated under this Declaration. Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Preferred Security Certificates for original issue.

                  The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Security Certificates. An authenticating agent may authenticate Preferred Security Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

SECTION 7.7    Definitive Preferred Security Certificates.

                  (a) Upon the occurrence of an event specified in Section 8.2(a), definitive, fully registered Preferred Security Certificates ("Definitive Preferred Security Certificates") shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securi-ties.

                  (b) Upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on and shall be protected in relying on, said instructions of the Clearing Agency.

SECTION 7.8    Temporary Certificates.

                  Until definitive Certificates are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate temporary Certificates. Temporary Certificates shall be substantially in the form of definitive Certificates but may have variations that the Trust considers appropriate for temporary Certificates. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall authenticate definitive Certificates in exchange for temporary Certificates.

SECTION 7.9    Registrar, Paying Agent and Conversion Agent.

                  In the event that the Preferred Securities are not in book entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where Preferred Securities may be presented for registration of transfer or for exchange ("Registrar") and (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"). The Trust shall maintain an office or agency where Securities may be presented for conversion ("Conversion Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer and exchange. The Trust may appoint the Registrar, the Paying Agent and the Conversion Agent and may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent and the term "Conversion Agent" includes any additional conversion agent. The Trust may change any Paying Agent, Registrar, co-registrar or Conversion Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Regular Trustees. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Registrar, Paying Agent or Conversion Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar, or Conversion Agent. The Trust shall act as Paying Agent, Registrar, co-registrar, and Conversion Agent for the Common Securities.

                  The Trust initially appoints the Property Trustee as Registrar, Paying Agent and Conversion Agent for the Preferred Securities. The Property Trustee shall be entitled to the protections of Sections 5.12 and 5.13 and Article IX in its capacity as Registrar, Paying Agent and Conversion Agent.

SECTION 7.10   Paying Agent to Hold Money in Trust.

                  The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of distributions on the Securities, and will notify the Property Trustee if there are insufficient funds. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.11   Outstanding Preferred Securities.

                  The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section 7.11 as not outstanding.

                  If a Preferred Security is replaced or paid pursuant to
Section 8.3, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced, paid or purchased Preferred Security is held by a bona fide purchaser.

                  If Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and interest on them ceases to accrue.

                  A Preferred Security does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Preferred Security.

SECTION 7.12   Preferred Securities in Treasury.

                  In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Preferred Securities which the Property Trustee knows are so owned shall be so disregarded.

SECTION 7.13   Notices to Clearing Agency.

                  Whenever a notice or other communication to the Holders of Preferred Securities is required under this Declaration, the Regular Trustees shall, in the case of any Global Preferred Security, give all such notices and communications specified herein to be given to the Holders of Preferred Securities to the Depositary, and shall have no notice obligations to the Preferred Security Beneficial Owners.

SECTION 7.14   Appointment of Successor Clearing Agency.

                  If the Depositary elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

SECTION 7.15   Deemed Security Holders.

                  The Trustees and any Agent may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

                                  ARTICLE VIII

                     TRANSFERS, EXCHANGES AND CANCELLATIONS
                                  OF SECURITIES


SECTION 8.1     General.

                  (a) Where Preferred Security Certificates are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal number of Preferred Securities represented by different certificates, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trust shall issue and the Property Trustee shall authenticate Preferred Security Certificates at the Registrar's request.

                  (b) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms set forth in

Annex I to this Declaration. Any transfer or purported transfer of any Security not made in accordance with this Declaration and the terms set forth in Annex I to this Declaration shall be null and void.

                  (c) Subject to this Article VIII, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party; provided that any such transfer is subject to the condition precedent that the transferor obtain the written opinion of nationally recognized independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                          (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust; and

                          (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

                  (d) The Regular Trustees shall provide for the registration of Securities and of transfers of Securities, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificates, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Every Certificate surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 8.2    Transfer Procedures and Restrictions for Global Certificates.

                  (a) Notwithstanding any other provision in this Declaration, no Global Certificate may be exchanged in whole or in part for Preferred Securities registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Certificate or a nominee thereof or a successor Depositary or a nominee of such successor Depositary, unless (i) such Depositary notifies the Trust that it is unwilling or unable to continue as Depositary for such Global Certificate or the Depositary ceases to be a clearing agency registered as such under the Exchange Act, and no successor depositary shall have been appointed within 90 days of such notification or of the Trust becoming aware of the Depositary's ceasing to be so registered, as the case may be, (ii) the Trust (with the consent of the Sponsor) in its sole discretion determines that such Global Certificate shall be exchanged for definitive Preferred Securities or (iii) there shall have occurred and be continuing an Event of Default.

                  (b) The transfer and exchange of Global Certificates or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Declaration and the procedures of the Clearing Agency therefor.

                  (c) Unless and until Definitive Preferred Security Certificates have been issued to the Preferred Security Beneficial Owners pursuant to Section 7.7:

                           (i) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners; and

                           (ii) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants. The Depositary will make book entry transfers among the Clearing Agency Participants.


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
SECTION 8.3 Mutilated, Destroyed, Lost or Stolen Certificates; Replacement Securities.

                  If the Holder of a Security claims that the Certificate representing such Security has been lost, destroyed or wrongfully taken or if such Certificate is mutilated and is surrendered to the Trust or, in the case of the Preferred Securities, to the Property Trustee, the Trust shall issue and the Property Trustee shall authenticate a replacement Certificate if the Property Trustee's and the Trust's requirements, as the case may be, are met. If required by the Property Trustee or the Trust, an indemnity bond must be sufficient in the judgment of both to protect the Trustees, the Property Trustee, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Certificate is replaced. The Company may charge for its expenses in replacing a Certificate.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Sponsor in its discretion may, instead of issuing a new Certificate, cause such Security to be redeemed.

                  Every replacement Certificate is an additional obligation of the Trust.

SECTION 8.4    Cancellation of Preferred Security Certificates.

                  The Trust at any time may deliver Preferred Security Certificates to the Property Trustee for cancellation. The Registrar, Paying Agent and Conversion Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment. The Property Trustee shall promptly cancel all Preferred Securities surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of cancelled Preferred Securities as the Trust directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has converted.



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
                                   ARTICLE IX

                           LIMITATION OF LIABILITY OF
                   HOLDERS OF SECURITIES, TRUSTEES AND OTHERS

SECTION 9.1    Liability.

                  (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                           (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; or

                          (ii) required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                  (b) The Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability as is extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 9.2    Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, negligence) or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 9.3    Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b) Unless otherwise expressly provided herein:

                          (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person or

                          (ii) whenever this Declaration or any other agreement contemplated herein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                          (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                          (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 9.4    Indemnification.

                  (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not


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
         act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this
         Section 9.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a Quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Holders of the Common Securities of the Trust.

                  (v) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a Quorum of disinterested Regular Trustees, (ii) if such a Quorum is not obtainable, or, even if obtainable, if a Quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Holders of the Common Securities of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Holders of the Common Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or the Holders of the Common Securities reasonably determine that such person deliberately breached his duty to the Trust or the Holders of the Common or Preferred Securities.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Holders of the Preferred Securities of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this
         Section 9.4(a) is in effect. Any repeal or modification of this Section 9.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this
         Section 9.4(a).

                  (viii) For purposes of this Section 9.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

         (b) The Sponsor agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this
Section 9.4(b) shall survive the satisfaction and discharge of this Declaration.

SECTION 9.5    Outside Businesses.

                  Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other trans-action with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                    ARTICLE X

                                   ACCOUNTING

SECTION 10.1   Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 10.2   Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year by a firm of independent certified public accountants selected by the Regular Trustees.

                  (b) The Regular Trustees shall cause to be prepared and mailed or delivered to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss;

                  (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

                  (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by the Code, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 10.3   Banking.

                  The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 10.4   Withholding.

                  The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file the required forms with the applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to the applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions


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
made, the Trust may reduce subsequent Distributions by the amount of such withholding.

                                   ARTICLE XI

                             AMENDMENTS AND MEETINGS

SECTION 11.1   Amendments.

                  (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                          (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

                          (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                          (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

                  (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                           (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                           (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                                    (A) an Officers' Certificate from each of
                  the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                                    (B) an opinion of counsel (who may be
                  counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                          (iii) to the extent the result of such amendment would be to:

                                    (A) cause the Trust to fail to continue to
                  be classified for purposes of United States federal income taxation as a grantor trust;

                                    (B) reduce or otherwise adversely affect
                  the powers of the Property Trustee; or

                                    (C) cause the Trust to be deemed to be an
                  Investment Company that is required to be registered under the Investment Company Act.

                  (c) So long as any Securities remain outstanding, any amendment that would adversely affect the powers, preferences or special rights of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities.

                  (d) Section 8.1(c) and this Section 11.1 and paragraph 8(a) of Annex I hereto shall not be amended without the consent of all of the Holders of the Securities.

                  (e) Article IV and the rights of the holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a majority in liquidation amount of the Common Securities.

                  (f) Notwithstanding Section 11.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                           (i)  cure any ambiguity;

                           (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                           (iii) add to the covenants, restrictions or obligations of the Sponsor; and

                           (iv) conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority, which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders.

SECTION 11.2   Meetings of the Holders of Securities; Action by Written Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities represented by the Certificates so specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                           (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange or over-the-counter market on which the Preferred Securities are listed or admit-ted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                           (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                           (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                           (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed or trading provide otherwise, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of

         Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                   ARTICLE XII

                           REPRESENTATIONS OF PROPERTY
                          TRUSTEE AND DELAWARE TRUSTEE

SECTION 12.1   Representations and Warranties of Property Trustee.

                  The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and as of the Closing Date, and each successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (a) The Property Trustee is a national banking association or a banking corporation organized under state law, as applicable, with trust powers, duly organized, validly existing and in good standing under the laws of the United States of America (in the case of a national banking association) or the laws of the state of its organization (in the case of a banking corporation), with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration.

                  (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee; and the Declaration has been duly executed and delivered by the Property Trustee, and constitutes the legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of, or constitute any default under, the charter or by-laws of the Property Trustee or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties may be bound or affected.

                  (d) The Property Trustee has not created any liens or encumbrances on the Debentures.

                  (e) No consent, approval or authorization of, or registration with or notice to any banking authority of the state in which its principal corporate trust office is located (in the case of a national banking association) or the state of its organization (in the case of a banking corporation) or any federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

SECTION 12.2   Representations and Warranties of Delaware Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration and as of the Closing Date, and each successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) The Delaware Trustee satisfies the requirements set forth in Section 5.2 (and, in the case of a banking corporation, is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware), with power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

                  (b) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and the Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

                  (c) The execution, delivery and performance of the Declaration by the Delaware Trustee does not conflict with or constitute a breach of, or constitute any default under, the charter or by-laws of the Delaware Trustee or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties may be bound or affected.

                  (d) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of the Declaration.

                  (e) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

                                  ARTICLE XIII

                                  MISCELLANEOUS

SECTION 13.1   Notices.

                  All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, sent by facsimile or mailed by first class mail, as follows:

                  (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders of the Securities):

                           c/o The FINOVA Group Inc.
                           1850 North Central Avenue
                           P.O. Box 2209
                           Phoenix, Arizona  85002-2209
                           Tel:   (602) 207-4900

                           Telecopy:  (602) 207-5543
                           Attention:  Treasurer

                  (b) if given to the Property Trustee, at the mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders of the Securities):

                           Fleet National Bank
                           777 Main Street
                           Hartford, Connecticut  06115
                           Tel:  (860) 986-4236
                           Telecopy:  (860) 986-7920
                           Attention:  Corporate Trust Administration

                  (c) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Holders of the Securities):

                           First Union Bank of Delaware
                           One Rodney Square
                           1st Floor
                           920 King Street
                           Wilmington, Delaware  19801
                           Tel:  (302) 888-7537
                           Telecopy:  (302) 888-7544
                           Attention:  Corporate Trust Department

                  (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Trust):

                           c/o The FINOVA Group Inc.
                           1850 North Central Avenue
                           P.O. Box 2209
                           Phoenix, Arizona  85002-2209
                           Tel:     (602) 207-4900
                           Telecopy:  (602) 207-5543
                           Attention:  Treasurer

                  (e) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 13.2   Governing Law.

                  This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 13.3   Intention of the Parties.

                  It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 13.4    Headings.

                  Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 13.5   Successors and Assigns.

                  Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 13.6   Partial Enforceability.

                  If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstanc-es other than those to which it is held invalid, shall not be affected thereby.

SECTION 13.7   Counterparts.

                  This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned has caused these presents to be executed as of the date first above written.

                                      /s/BRUNO A. MARSZOWSKI
                                      -------------------------------------
                                      Bruno A. Marszowski, as Trustee


                                      /s/ROBERT J. FITZSIMMONS
                                      -------------------------------------
                                      Robert J. Fitzsimmons, as Trustee


                                      FIRST UNION BANK OF DELAWARE,
                                        Delaware Trustee


                                      By: /s/STEVEN J. KABA
                                         ----------------------------------
                                          Name:  Steven J. Kaba
                                          Title: Vice President


                                      FLEET NATIONAL BANK,
                                        Property Trustee


                                      By: /s/FRANK MCDONALD
                                         ----------------------------------
                                          Name:  Frank McDonald
                                          Title: Vice President


                                      THE FINOVA GROUP INC., Sponsor


                                      By: /s/BRUNO A. MARSZOWSKI
                                         ----------------------------------
                                         Name:  Bruno A. Marszowski
                                         Title: Senior Vice President-
                                                Controller and Chief
                                                Financial Officer

                                                                         ANNEX I


                                    TERMS OF
            5 1/2% CONVERTIBLE TRUST ORIGINATED PREFERRED SECURITIES
              5 1/2% CONVERTIBLE TRUST ORIGINATED COMMON SECURITIES


                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of December 11, 1996 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Registration Statement referred to below):

1.       Designation and Number.

         (a) "Preferred Securities." 2,000,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Hundred Million Dollars ($100,000,000), plus up to an additional 300,000 Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Fifteen Million Dollars ($15,000,000) solely to cover over-allotments, as provided for in the Purchase Agreement (the "Additional Preferred Securities"), and a liquidation amount with respect to the assets of the Trust of $50 per Preferred Security, are hereby designated for the purposes of identification only as "5 1/2% Convertible Trust Originated Preferred Securities (liquidation amount $50 per Preferred Security)" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions there-from as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or other organization on which the Preferred Securities are listed.

         (b) "Common Securities." 61,856 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Three

                  Million Ninety-Two Thousand Eight Hundred Dollars ($3,092,800) plus up to an additional 9,279 Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Four Hundred Sixty-Three Thousand Nine Hundred Fifty Dollars ($463,950) to meet the capital requirements of the Trust in the event of an issuance of Additional Preferred Securities, and a liquidation amount with respect to the assets of the Trust of $50 per Common Security, are hereby designated for the purposes of identification only as "5 1/2% Convertible Trust Originated Common Securities (liquidation amount $50 per Common Security)" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       Distributions.

         (a) Distributions payable on each Security will be fixed at a rate per annum of 5 1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes any such interest including any Additional Interest and Compounded Interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed on the basis of a 360-day year of twelve 30-day months, and (except as provided in paragraph 2(c) below) for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 30-day month.

         (b) Except as otherwise described below, Distributions on the Securities will be cumulative, will accrue from December 11, 1996 (the "Original Issue Date") and will be payable quarterly in arrears, on the following dates (each, a "Distribution payment date"), which dates correspond to the interest payment dates on the Debentures: March 31, June 30, September 30 and December 31 of each year, except as otherwise described below, commencing on March 31, 1997, when, as and if available for payment by the Property Trustee. The Debenture Issuer has the right at any time during the term of the Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") for each such period; provided, that no Extension Period may extend beyond the maturity date of the Debentures. As a consequence of such extension, quarterly Distributions on the Securities would be deferred (although such Distributions would continue to accrue with interest thereon, compounded quarterly at the Coupon Rate, to the extent permitted by applicable law) during any such extended interest payment period. In the event that the Debenture Issuer exercises this right, then, during such Extension Period the Debenture Issuer has agreed (a) not to declare or pay dividends on, or make a distribution with respect to, or redeem or purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than (i) purchases or acquisitions of shares of FINOVA Common Stock (or FINOVA Common Stock equivalents) in connection with the satisfaction by the Debenture Issuer of its obligations under any employee benefit plans or the satisfaction by the Debenture Issuer of its obligations pursuant to any contract or security requiring the Debenture Issuer to purchase shares of FINOVA Common Stock (or FINOVA Common Stock equivalents) (provided that such contract is in effect or such security is outstanding at least 60 days prior to the commencement of such Extension Period), (ii) purchases of shares of FINOVA Common Stock (or FINOVA Common Stock equivalents) from officers or employees of the Debenture Issuer or its subsidiaries upon termination of employment or retirement not pursuant to any obligation under any contract or security requiring the Debenture Issuer to purchase shares of Common Stock (or Common Stock equivalents) (provided that such purchases by the Debenture Issuer upon termination of employment or retirement shall be made at a price not to exceed the market value on the date of any such purchase and shall not exceed $7.5 million in the aggregate for all officers and employees), (iii) as a result of a reclassification of the Debenture Issuer's capital stock or the exchange or conversion of one class or series of the Debenture Issuer's capital stock for another class or series of the Debenture Issuer's capital stock, (iv) dividends or distributions of shares of FINOVA Common Stock on FINOVA Common Stock or (v) the purchase of fractional interests in shares of the Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged (or make any guarantee payments with respect to the foregoing)),
                  (b) not to make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities (including guarantees) issued by the Debenture Issuer that rank pari passu with or junior to the Debentures and (c) not to make any guarantee payments with respect to the foregoing (other than pursuant to the Securities Guarantee). Each Extension Period, if any, shall end on an interest payment date for the Debentures; such date shall also be a Distribution payment date for the Securities. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the maturity date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may select a new Extension Period, subject to the above requirements. If Distributions on the Securities are deferred as the result of an Extension Period, except under the limited circumstances described in paragraph 5(b), such deferred Distributions shall be paid to the Holders thereof as they appear on the books and records of the Trust at 5:00 p.m. (New York City time) on the record date for the Distribution payment date upon which such Extension Period terminates.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at 5:00 p.m. (New York City time) on the relevant record dates. So long as the Preferred Securities remain solely in book-entry form, the relevant record dates shall be one Business Day prior to the relevant Distribution payment dates. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred

                  Securities being held in book-entry form through the Depositary will be made as described under the heading "Description of the Preferred Securities -- Book-Entry Only Issuance -- The Depository Trust Company" in the Prospectus dated December 5, 1996 (the "Prospectus"), included in the Registration Statement. The relevant record dates for the Common Securities shall be the same record dates as for the Preferred Securities. In the event that the Preferred Securities do not continue to remain solely in book-entry form, the record date for each Distribution shall be the day 15 calendar days prior to the relevant Distribution payment date; provided that, if such record date does not conform to the rules of any securities exchange on which the Preferred Securities are then listed, such record date shall be changed by the Regular Trustees to conform to the rules of such securities exchange. Distributions payable on any Securities that are not punctually paid on any Distribution payment date as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event of an election by the Holder to convert its Securities through the Conversion Agent into FINOVA Common Stock pursuant to the terms of the Securities as set forth in this Annex I to the Declaration, accrued Distributions will not be paid on Securities that are converted, nor will any payment, allowance or adjustment be made for accumulated and unpaid Distributions on such Securities, whether or not in arrears, on converted Preferred Securities except under the limited circumstances described in paragraph 5(b) and except that if any Preferred Security is converted on or after a record date for payment of Distributions thereon and on or prior to the corresponding Distribution payment date, the Holder of such Security (or one or more predecessor Securities) at 5:00 p.m. (New York City time) on such record date will be entitled to receive the Distribution payable on such Securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities into FINOVA Common Stock following such record date but prior to such Distribution payment date.

         (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined in paragraph 9) among the Holders of the Securities.

3.       Liquidation Distribution Upon Dissolution.

                  In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust (each a "Liquidation") the then Holders of the Securities on the date of the Liquidation will be entitled to receive out of the assets of the Trust available for distribution to Holders of Securities after satisfaction of liabilities to creditors, Distributions in an amount equal to the aggregate of the stated liquidation amount of $50 per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate identical to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, and having the same record dates for payment as, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities.

                  If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis in accordance with paragraph 9 below.

4.       Redemption and Distribution.

         (a) The Debentures are not redeemable prior to their stated maturity, except that:

                  (i) In the event that at any time following the Conversion Termination Date (as defined in paragraph 5(h)), if any, the number of outstanding Preferred Securities is less than 10% of the number of Preferred Securities originally issued, including any Additional Preferred Securities (or, if the Debentures have been distributed to Holders of the Securities following the occurrence of a Special Event, the aggregate principal amount of the outstanding Debentures is less than 10% of the aggregate principal amount of Debentures originally purchased by the Trust with the proceeds from the sale of the Preferred Securities, including Debentures purchased with the proceeds of any Additional Preferred Securities), the Debenture Issuer has the right, at its option, to redeem the Debentures, in whole but not in part; and

                  (ii) The Debenture Issuer has the right, at its option, to redeem the Debentures, in whole but not in part, in certain circumstances upon the occurrence of a Tax Event (as described below).

         (b) Upon the repayment of the Debentures, whether at maturity or upon redemption, the Trust shall apply the proceeds from such repayment or payment to redeem the Securities at a redemption price equal to the redemption price of such repaid or redeemed Debentures, together with accrued and unpaid Distributions thereon to the date fixed for redemption, payable in cash (the "Redemption Price"); provided that the Holders of Securities shall be given not less than 30 nor more than 60 days notice of such redemption.

         (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below and each a "Special Event") shall occur and be continuing, the Regular Trustees shall, unless the Debentures are redeemed in the limited circumstances in relation to a Tax Event described in the following paragraph of this paragraph 4(c), dissolve the Trust and, after satisfaction of creditors of the Trust, if any, cause Debentures held by the Prop-erty Trustee having an aggregate principal amount equal to the aggregate stated liquidation amount of, an interest rate identical to the Coupon Rate of, accrued and unpaid interest on, and the same record dates for payment as, the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interest in the Trust on a Pro Rata basis, within 90 days following the occurrence of such Special Event (the "90 Day Period"); provided, however, that in the case of the occurrence of a Tax Event, such dissolution and distribution shall be conditioned on the Regular Trustees' receipt of an opinion of a nationally recognized independent tax counsel experienced in such matters (a "No Recognition Opinion"), which opinion may rely on published revenue rulings of the Internal Revenue Service, to the effect that the Holders of the Preferred Securities will not recognize any income, gain or loss for United States federal income tax purposes as a result of such dissolution and distribution of Debentures, and provided, further, that if at the time there is available to the Trust the opportunity to eliminate, within the 90 Day Period, the Special Event by taking some ministerial action, such as filing a form or making an election, or pursuing some other similar reasonable measure that in the sole judgment of the Debenture Issuer has, or will cause, no adverse effect on the Trust, the Debenture Issuer or the Holders of the Securities and will involve no material cost ("Ministerial Action"), the Trust will pursue such Ministerial Action in lieu of dissolution.

                                    If in the case of an occurrence of a Tax
                  Event, (i) the Regular Trustees have received an opinion (a "Redemption Tax Opinion") of nationally recognized independent tax counsel experienced in such matters that, as a result of a Tax Event, there is more than an insubstantial risk that the Debenture Issuer would be precluded from deducting the interest on the Debentures for United States federal income tax purposes even if the Debentures were distributed to the Holders of Securities in liquidation of such Holders' interests in the Trust as described in this paragraph 4(c), or
                  (ii) the Regular Trustees shall have been informed by such tax counsel that a No Recognition Opinion cannot be delivered to the Trust, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days' notice, to redeem the Debentures in whole (but not in part) for cash with-in 90 days following the occurrence of such Tax Event, and promptly following such redemption, the Securities shall be redeemed by the Trust at the Redemption Price; provided, however, that if at the time there is available to the Debenture Issuer or the Trust the opportunity to eliminate, within such 90 Day Period, the Tax Event by taking some Ministerial Action that in the sole judgment of the Debenture Issuer has or will cause no adverse effect on the Trust, the Holders of Securities or the Debenture Issuer, the Trust or the Debenture Issuer will pursue such Ministerial Action in lieu of redemption.

                                    "Tax Event" means that the Regular Trustees
                  shall have received an opinion of nationally recognized independent tax counsel experienced in such matters (a "Dissolution Tax Opinion") to the effect that, as a result of
                  (a) any amendment to, or change (including any announced prospective change) in, the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein, (b) any amendment to, or change in, an interpretation or application of any such laws or regulations by any legislative body, court, governmental agency or regulatory authority (including the enactment of any legislation and the publication of any judicial decision or regulatory determination), (c) any interpretation or pronouncement that provides for a position with respect to such laws or regulations that differs from the theretofore generally accepted position or (d) any action taken by any governmental agency or regulatory authority, which amendment or change is enacted, promulgated, issued or announced or which interpretation or pronouncement is issued or announced or which action is taken, in each case on or after the date of the Prospectus (collectively, a "Change in Tax Law"), there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days of the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges, or (iii) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof will not be, deductible by the Debenture Issuer for United States federal income tax purposes.

                                    "Investment Company Event" means that the
                  Regular Trustees shall have received an opinion of nationally recognized independent counsel experienced in practice under the Investment Company Act (an "Investment Company Event Opinion") that, as a result of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an Investment Company that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of the Prospectus.

                                    On the date fixed for any distribution of
                  Debentures upon dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Depositary or its nominee, as the record Holder of the Global Certificates, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities, except for Global Certificates held by the Depositary or its nominee, will be deemed to represent beneficial interests in Debentures having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, with accrued and unpaid interest equal to accrued and unpaid Distributions on, and having the same record dates for payment as, such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissuance.

         (d) If the Debentures are distributed to the Holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the NYSE or on any such other national securities exchange or similar organization as the Preferred Securities were listed or quoted immediately prior to the distribution of the Debentures.

         (e)      Redemption or Distribution Procedures.

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof, which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/ Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice (which notice is irrevocable), then, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, (A) with respect to Preferred Securities held in book-entry form, by 12:00 noon, New York City time, on the redemption date, the Trust will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to such Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of such Preferred Securities represented by the Global Certificates, and
                          (B) with respect to Preferred Securities issued in definitive form and Common Securities, the

                          Trust will irrevocably deposit with the Paying Agent funds sufficient to pay the Redemption Price to the Holders of such Securities, and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders of such Securities, upon surrender of their certificates. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then on the date of such deposit, all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Debenture Issuer as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate, from the original redemption date to the date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (iii) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in the case of Preferred Securities held in book-entry form, the Depositary and, in the case of Securities held in definitive form, the Holders of such certificates and
                          (B) in respect of the Common Securities, the Holder thereof.

                  (iv) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

5.       Conversion Rights.

         The Holders of Securities shall have the right at any time prior to 5:00 p.m. (New York City time) on the earlier of (i) the Business Day immediately preceding the date of repayment of such Securities, whether at maturity or upon redemption, and (ii) the Conversion Termination Date, if any, to cause the Conversion Agent to convert Securities, on behalf of the converting Holders, into shares of FINOVA Common Stock in the manner described herein on and subject to the following terms and conditions:

         (a) The Securities will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of FINOVA Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Security per $50 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of FINOVA Common Stock at a conversion rate of .6387 shares of FINOVA Common Stock per $50 principal amount of Debentures (which is equivalent to a conversion price of $78.28 per share of FINOVA Common Stock, subject to certain adjustments set forth in the terms of the Debentures (as such rate and price may be adjusted from time to time, the "Conversion Rate" and "Conversion Price", respectively)).

         (b) To convert Securities into FINOVA Common Stock, the Holder shall submit to the Conversion Agent at the office referred to above an irrevocable request to convert Securities on behalf of such Holder (the "Conversion Request"), together, if the Securities are in certificated form, with such certificates. The Conversion Request shall (i) set forth the number of Securities to be converted and the name or names, if other than the Holder, in which the shares of FINOVA Common Stock should be issued and (ii) direct the Conversion Agent (A) to exchange such Securities for a portion of the

                  Debentures held by the Trust (at the rate of exchange specified in the preceding paragraph) and (B) to immediately convert such Debentures on behalf of such Holder, into FINOVA Common Stock (at the Conversion Rate then in effect). The Conversion Agent shall notify the Trust of the Holder's election to exchange Securities for a portion of the Debentures held by the Trust and the Trust shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this paragraph 5. The Conversion Agent shall thereupon notify the Debenture Issuer of the Holder's election to convert such Debentures into shares of FINOVA Common Stock. Holders of Securities at 5:00 p.m. (New York City time) on a record date will be entitled to receive the Distribution payable on such Securities on the corresponding Distribution payment date notwithstanding the conversion of such Securities following such record date but on or prior to such Distribution payment date. Except as provided in the immediately preceding sentence, neither the Trust nor the Debenture Issuer will make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid Distributions (including any Additional Interest or Compounded Interest), whether or not in arrears, on converted Securities; provided, however, that if notice of redemption of the Securities is mailed or otherwise given to Holders of Securities or the Trust (or, under certain circumstances set forth in paragraph 5(h) below, the Debenture Issuer) issues a press release announcing a Conversion Termination Date, then, if any Holder of Securities converts any Securities into FINOVA Common Stock on any date on or after the date on which such notice of redemption is mailed or otherwise given or the date of such press release, as the case may be, and if such date of conversion falls on any day from and including the first day of an Extension Period and on or prior to the Distribution payment date upon which such Extension Period ends, such converting Holder shall be entitled to receive either (i) if the date of such conversion falls after a record date and on or prior to the next succeeding Distribution payment date, all accrued and unpaid Distributions on such Securities to such Distribution payment date or (ii) if the date of such conversion does not fall on a date described in clause (i) of this sentence, all accrued and unpaid Distributions on such Securities to the most recent Distribution payment date prior to the date of such conversion, which Distributions shall, in either such case, be paid to such converting Holder unless the date of conversion of such Securities is on or prior to the Distribution payment date upon which such Extension Period ends and after the record date for such Distribution payment date, in which case such Distributions shall be paid to the Person who was the Holder of such Securities (or one or more predecessor Securities) at 5:00 p.m. (New York City time) on such record date. Distributions payable pursuant to the proviso to the immediately preceding sentence shall be paid (x) in the case of Distributions payable with respect to Securities which are converted on or after notice of redemption, on the related redemption date, and (y) in the case of Securities which are converted on or after a Conversion Termination Date is announced, on the Business Day immediately succeeding such Conversion Termination Date; provided, however, that, if the date of conversion is on or prior to the Distribution payment date on which the relevant Extension Period ends and after the corresponding record date, such Distributions shall instead be paid on such Distribution payment date. The Debenture Issuer shall make no payment or allowance for accumulated and unpaid dividends on the shares of FINOVA Common Stock issued upon such conversion, except to the extent that such shares of FINOVA Common Stock are held of record on the record date for any such dividends and except as provided in Section 1309 of the Indenture. Securities shall be deemed to have been converted immediately prior to 5:00 p.m. (New York City time) on the day on which a Conversion Request relating to such Securities is received by the Trust in accordance with the foregoing provision (the "Conversion Date"). The Person or Persons entitled to receive FINOVA Common Stock issuable upon conversion of the Debentures shall be treated for all purposes as the record holder or holders of such FINOVA Common Stock at such time. As promptly as practicable on or after the Conversion Date, the Debenture Issuer shall issue and deliver at the office of the Conversion Agent a certificate or certificates for the number of full shares of FINOVA Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the notice of conversion and the Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

         (c) Each Holder of a Security by his acceptance there-of appoints Fleet National Bank (the "Conversion Agent") for the purpose of effecting the conversion of Securities in accordance with this paragraph 5. In effecting the conversion and transactions described in this paragraph 5, the Conversion Agent shall be acting as agent of the Holders of Securities directing it to effect such conversion transactions. The Trust shall not convert Debentures held by it except pursuant to a Conversion Request delivered to the Conversion Agent by a Holder of Securities. The Conversion Agent is hereby authorized (i) to exchange Securities from time to time for Debentures held by the Trust in connection with the conversion of such Securities in accordance with this paragraph 5 and (ii) to convert all or a portion of the Debentures into FINOVA Common Stock and thereupon to deliver such shares of FINOVA Common Stock in accordance with the provisions of this paragraph 5 and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

         (d) No fractional shares of FINOVA Common Stock will be issued as a result of conversion, but in lieu thereof, such fractional interest will be paid in cash (based on the Closing Price of shares of FINOVA Common Stock on the Conversion Date) by the Debenture Issuer to the Trust, which in turn will make such payment to the Holder or Holders of Securities so converted.

         (e) The Debenture Issuer shall at all times reserve and keep available out of its authorized and unissued FINOVA Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of FINOVA Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Debenture Issuer shall be entitled to deliver upon conversion of Debentures, shares of FINOVA Common Stock reacquired and held in the treasury of the Debenture Issuer (in lieu of the issuance of authorized and unissued shares of FINOVA Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances and are not subject to any preemptive or other similar rights.

                  Any shares of FINOVA Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued, fully paid and nonassessable. The Trust shall deliver the shares of FINOVA Common Stock received upon conversion of the Debentures to the converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes. Each of the Debenture Issuer and the Trust shall prepare and shall use its best efforts to obtain and keep in force such governmental or regulatory permits or other authorizations as may be required by law, and shall comply with all applicable requirements as to registration or qualification of the FINOVA Common Stock issuable upon conversion of Debentures (and all requirements to list on any national securities exchange or quotation system such FINOVA Common Stock that are at the time applicable), to enable the Debenture Issuer to lawfully issue FINOVA Common Stock to the Trust upon conversion of the Debentures and the Trust to lawfully deliver FINOVA Common Stock to each Holder upon conversion of the Securities.

         (f) The Debenture Issuer will pay any and all taxes that may be payable in respect of the issue or delivery of shares of FINOVA Common Stock on conversion of Debentures and the delivery of shares of FINOVA Common Stock by the Trust upon conversion of the Securities. The Debenture Issuer shall not, however, be required to pay any tax that may be payable in respect of any transfer involved in the issue and delivery of shares of FINOVA Common Stock in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Trust the amount of any such tax or has established to the satisfaction of the Trust that such tax has been paid.

         (g) Nothing in the preceding paragraph 5(f) shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Securities or as set forth in this Annex I to the Declaration or the Declaration itself or otherwise require the Property Trustee or the Trust to pay any amounts on account of such withholdings.

         (h)      (i)        On and after December 31, 1999, the Debenture
                             Issuer shall have the right, at its
                          option, to cause the conversion rights of holders of the Debentures to convert the Debentures into FINOVA Common Stock to terminate, in which case the rights of Holders of the Securities to convert the Securities into FINOVA Common Stock pursuant to this paragraph 5 will likewise terminate, if (x) the Trust is current in the payment of Distributions on the Securities (except to the extent that the payment of Distributions may have been deferred as the result of an Extension Period) and (y) for at least 20 Trading Days (as defined in paragraph 5(h)(iv) below) within any period of 30 consecutive Trading Days ending on or after December 31, 1999, including the last Trading Day of such period, the Closing Price (as defined in paragraph 5(h)(iv) below) of the Common Stock shall have exceeded 120% of the Conversion Price in effect at the close of business on such Trading Day.

                  (ii) To exercise its option to cause the conversion rights of Holders of the Securities to terminate, the Debenture Issuer must cause the Trust to issue a press release (provided that, if the Trust fails to issue such press release as directed by the Debenture Issuer, the Debenture Issuer may, on behalf of the Trust, issue such press release) for publication on the Dow Jones News Service or on a comparable news service (the "Press Release") prior to the opening of business on the second Trading Day after any period in which the conditions in paragraph 5(h)(i) have been met (provided that in no event may any such Press Release be issued prior to December 31, 1999), which Press Release shall state that the Debenture Issuer has elected to exercise its right to terminate the conversion rights of holders of Debentures and Holders of Securities, specify the Conversion Termination Date and provide the Conversion Price of the Securities and the Closing Price of the Preferred Securities and the FINOVA Common Stock, in each case as of the close of business on the Trading Day next preceding the date of the Press Release. If the Debenture Issuer exercises the option described in this paragraph 5(h), the "Conversion Termination Date" shall be the Business Day selected by the Debenture Issuer which shall not be less than 30 or more than 60 calendar days after the date on which the Trust issues the Press Release. If the Debenture Issuer does not exercise the option described in this paragraph 5(h), and the Securities are otherwise called for redemption, the Securities will be convertible until 5:00 p.m. (New York City time) on the Business Day immediately preceding the date of such redemption.

                  (iii) In addition to the Press Release, notice of the termination of conversion rights of Holders of the Securities (a "Notice of Conversion Termination") must be given by the Trust by first-class mail to each Holder of Securities not more than four Business Days after the Trust issues the Press Release. Each such mailed Notice of Conversion Termination shall state:
                          (1) the Conversion Termination Date; (2) the
                          Conversion Price of the Securities and the Closing Price of the FINOVA Common Stock, in each case as of the close of business on the Trading Day next preceding the date of the Notice of Conversion Termination; (3) that Securities will be convertible until 5:00 p.m. (New York City time) on the Conversion Termination Date and the place or places at which a conversion notice may be given and Securities (if not in book-entry form) may be surrendered for conversion into shares of FINOVA Common Stock; and (4) such other information or instructions as the Trust deems necessary or advisable to enable a Holder to exercise its conversion rights hereunder. For purposes of the calculation of the Conversion Termination Date and the dates on which notices are given pursuant to this paragraph 5(h)(iii), a Notice of Conversion Termination shall be deemed to have been given on the day such notice is first mailed by first-class mail, postage prepaid, to each Holder of Securities at the address of such Holder appearing in the books and records of the Trust. No defect in the Notice of Conversion Termination or in the mailing thereof with respect to any Security shall affect the validity of such notice with respect to any other Security. As of 5:00
                          p.m. (New York City time) on the Conversion
                          Termination Date, the Securities shall be deemed to be non-convertible securities.

                  (iv) The term "Closing Price" with respect to any security on any day means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the NYSE, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the National Market System of the National Association of Securities Dealers, Inc., or, if such security is not quoted or admitted to trading on such quotation system, on the principal quotation system on which such security is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or, if not so available in such manner, as furnished by any NYSE member firm selected from time to time by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Debenture Issuer for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors (or any committee duly authorized by the Board of Directors) of the Debenture Issuer.

                  (v) The term "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

6.       Voting Rights - Preferred Securities.

         (a) Except as provided under paragraph 6(b) and paragraph 8, in the Business Trust Act, the Trust

                  Indenture Act and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights. No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         (b) Subject to the requirements set forth in this paragraph 6(b), the Holders of a majority in liquidation amount of the Preferred Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee and direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures, to (i) exercise the remedies available to it under the Indenture as a holder of the Debentures, (ii) waive any past default and its consequences that are waiveable under the Indenture and (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority of Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting a proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any of the actions described in clause (i), (ii) or (iii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures. If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person. Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures on the date such interest or principal is otherwise payable (or in the case of redemption on the date fixed for redemption), then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder (a "Direct Action") of the principal of or interest on Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder on or after the respective due date specified in the Debentures. Except as provided in the preceding sentence, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. In connection with such Direct Action, the Debenture Issuer will be subrogated to the rights of such Holder of Preferred Securities under the Declaration to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities in such Direct Action.

         (c) Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         (d) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Debenture Issuer or any Affiliate of the Debenture Issuer shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not outstanding.

7.       Voting Rights - Common Securities.

         (a) Except as provided under paragraphs 7(b) and (c) and paragraph 8, in the Business Trust Act and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights. No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Declaration and only after the Event of Default with respect to the Preferred Securities has been cured, waived, or otherwise eliminated and subject to the requirements of the penultimate sentence of this paragraph 7(c), the Holders of a majority in liquidation amount of the Common Securities, voting separately as a class, may direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under the Declaration, including (i) directing the time, method, place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on the Debenture Trustee with respect to the Debentures, (ii) waive any past default and its consequences that are waiveable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable; provided that, where a consent or action under the Indenture would require the consent or act of the Holders of a Super Majority in principal amount of Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. Pursuant to this paragraph 7(c), the Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall be under no obligation to take any action in accordance with the directions of the Holders of the Common Securities under this paragraph 7(c) unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action and each Holder will be treated as owning an undivided beneficial interest in the Debentures. If the Property Trustee fails to enforce its rights under the Debentures after a Holder of Common Securities has made a written request, such Holder of Common Securities may institute a legal proceeding directly against the Debenture Issuer or any other Person to enforce the Property Trustee's rights under the Debentures, without first instituting any legal proceeding against the Property Trustee or any other Person.

         (d) Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

8.       Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 11.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in Section 3.10 of the Declaration, then the Holders of Securities, voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in liquidation amount of the Securities affected thereby, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in liquidation amount of such class of Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in liquidation amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require a Super Majority in aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the written direction of the Holders of at least the same proportion in aggregate stated liquidation preference of the Securities; provided, further, that the Property Trustee shall not be obligated to take any action in accordance with the directions of the Holders of the Securities under this paragraph 8(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

9.       Pro Rata.

                  A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding. Payments of Distributions on, and amounts payable upon redemption of, and all other payments in respect of, the Securities shall be made Pro Rata upon the Securities; provided, however, that if on any Distribution payment date, Redemption Date or date for any other payment, an Event of Default under the Declaration has occurred and is continuing, any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

10.      Ranking.

                  The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities and, in such case and without limitation to the foregoing, no payment of any Distribution on, or amount payable upon redemption of, or other amount payable with respect to, any Common Security and no other payment on account of the redemption, liquidation or other acquisition of any Common Security shall be made, unless payment in full in cash of all accumulated and unpaid Distributions on all outstanding Preferred Securities for all distribution periods terminating on or prior thereto shall have been paid in full in cash, and in the case of amounts due upon redemption of the Preferred Securities, the full Redemption Price in respect of all outstanding Preferred Securities shall have been paid or provided for in cash, and in the case of any other payment due in respect of the Preferred Securities, the full amount of such payment shall have been paid in full in cash.

11.      Acceptance of Securities Guarantee and Indenture.

                  Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

12.      No Preemptive Rights.

                  The Holders of the Securities shall have no pre-emptive rights to subscribe for any additional securities.

13.      Miscellaneous.

                  These terms constitute a part of the Declaration.

                  The Debenture Issuer will provide a copy of the Declaration, the Preferred Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture to a Holder without charge on written request to the Debenture Issuer at its principal place of business.

                                   EXHIBIT A-1

                           FORM OF PREFERRED SECURITY

                                                                     EXHIBIT A-1

                           FORM OF PREFERRED SECURITY

                               [FACE OF SECURITY]

         [Include if Preferred Security is in global form: THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A PREFERRED SECURITY REGISTERED, AND NO TRANSFER OF THIS PREFERRED SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION.]

         [Include if Preferred Security is in global form and The Depository Trust Company is the Depositary: UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate No.:                                    No. of Preferred Securities:

                                                            CUSIP NO.  31808E207


                              FINOVA Finance Trust

            5 1/2% Convertible Trust Originated Preferred Securities
                 (liquidation amount $50 per Preferred Security)

                  FINOVA Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ____________________________ is the registered owner of preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the "5 1/2% Convertible Trust Originated Preferred Securities (liquidation amount $50 per Preferred Security)" (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of December 11, 1996, as the same may be amended from time to time, including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration (the "Declaration"). Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Holder of this Security is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Debenture Issuer will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

                  Reference is hereby made to select provisions of the Preferred Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Holder of this Security is bound by the Declaration and is entitled to the benefits thereunder.



                                      A-1-2

                  By acceptance, the Holder of this Security agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

                  Unless the Property Trustee's Certificate of Authentication hereon has been properly executed, these Preferred Securities shall not be entitled to any benefit under the Declaration or be valid or obligatory for any purpose.





                                      A-1-3

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed.

Dated:

                                                     FINOVA FINANCE TRUST


                                                     By:________________________
                                                        Name:
                                                        Title:


Attest:

_______________________





                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Preferred Securities referred to in the within-mentioned Declaration.

Dated:

                                             Fleet National Bank, as Property
                                             Trustee


                                             By: _______________________





                                      A-1-4

                              [REVERSE OF SECURITY]


                  Distributions are payable on each Preferred Security at a fixed rate per annum of 5 1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Preferred Security. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest, including Additional Interest, if any, payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed, except as otherwise provided in the Declaration, on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, on the basis of the actual number of days elapsed per such 30-day month.

                  Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from December 11, 1996 and will be payable quarterly in arrears, on: March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 1997, when, as and if available for payment by the Property Trustee. The Debenture Issuer has the right, on the terms and subject to the conditions set forth in the Declaration, at any time during the term of the Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") for each such period; provided, that no Extension Period may extend beyond the maturity date of the Debentures. As a consequence of such extension, quarterly Distributions on the Preferred Securities would be deferred (though such Distributions would continue to accrue with interest thereon, compounded quarterly at the Coupon Rate, to the extent permitted by applicable law) during any such Extension Period. In the event that the Debenture Issuer exercises this right, then, during such Extension Period, the Debenture Issuer has agreed not to declare or pay dividends on, or make a distribution with respect to, or redeem or purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (subject to certain exceptions set forth in the Declaration) and the Deben-


                                      A-1-5
ture Issuer must comply with certain other agreements set forth in the Declaration. Each Extension Period, if any, shall end on an interest payment date for the Debentures; such date shall also be a Distribution payment date for the Preferred Securities. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the stated maturity date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may select a new Extension Period, subject to the requirements set forth in the Declaration.

                  Distributions on the Preferred Securities will be payable to the Holders thereof as they appear on the books and records of the Trust at 5:00 p.m. (New York City time) on the relevant record dates. So long as the Preferred Securities remain solely in book-entry form, the relevant record dates shall be one Business Day prior to the relevant Distribution payment dates. In the event that the Preferred Securities do not continue to remain solely in book-entry form, the record date for each Distribution shall be the date 15 calendar days prior to the relevant Distribution payment date, except as may otherwise be provided pursuant to the Declaration.

                  The Preferred Securities shall be redeemable at the option of the Trust as provided in the Declaration.

                  The Preferred Securities shall be convertible into shares of FINOVA Common Stock, through (i) the exchange of Preferred Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures, in the manner and according to the terms set forth in the Declaration and the Indenture.




                                      A-1-6

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Preferred Security certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________


__________________________________________
(Sign exactly as your name appears on the other side of this Preferred Security certificate)


Signature Guarantee:* _______________________________




____________

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)




                                      A-1-7

                               CONVERSION REQUEST

To:      Fleet National Bank, as Property Trustee of FINOVA Finance Trust

                  The undersigned owner of these Preferred Securities hereby irrevocably exercises the option to convert these Preferred Securities, or the portion below designated, into FINOVA Common Stock in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of December 11, 1996, by Bruno A. Marszowski and Robert J. Fitzsimmons, as Regular Trustees (as such terms and other capitalized terms used herein and not defined are defined in the Declaration), First Union Bank of Delaware, as Delaware Trustee, Fleet National Bank, as Property Trustee, The FINOVA Group Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent to (i) exchange such Preferred Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the terms of the Preferred Securities set forth as Annex I to the Declaration and in the Indenture) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Preferred Securities set forth as Annex I to the Declaration and in the Indenture).

                  The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ________________

Number of Preferred Securities to be converted: ___________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of FINOVA Common Stock are to be issued, along with the address or addresses of such person or persons.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

_________________________________________
(Sign exactly as your name appears on the face of this Preferred Security certificate) (for conversion only)

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

_________________________________________
_________________________________________
_________________________________________

Signature Guarantee:* _______________________________

_________

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)




                                      A-1-8

                                   EXHIBIT A-2

                             FORM OF COMMON SECURITY

                                                                     EXHIBIT A-2


                             FORM OF COMMON SECURITY

                               [FACE OF SECURITY]

THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT. OTHER THAN AS PROVIDED IN THE DECLARATION (AS DEFINED HEREIN), THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT TO A RELATED PARTY (AS DEFINED IN THE DECLARATION) OF THE FINOVA GROUP INC.


Certificate No.:                                    Number of Common Securities:


                              FINOVA Finance Trust

              5 1/2% Convertible Trust Originated Common Securities
                  (liquidation amount $50 per Common Security)

                  FINOVA Finance Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that __________________________ is the registered owner of common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the "5 1/2% Convertible Trust Originated Common Securities (liquidation amount $50 per Common Security)" (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of December 11, 1996, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration.

The Holder of this Security is entitled to the benefits of the Common Securities Guarantee to the extent provided therein. The Debenture Issuer will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

                  Reference is hereby made to select provisions of the Common Securities set forth on the reverse hereof, which select provisions shall for all purposes have the same effect as if set forth at this place.

                  Upon receipt of this certificate, the Holder of this Security is bound by the Declaration and is entitled to the benefits thereunder.

                  The payment of Distributions and other amounts payable in respect of the Common Securities are, to the extent and under the circumstances set forth in the Declaration and in the Common Securities Guarantee, expressly subordinated to the Preferred Securities and the Holder hereof, by accepting this certificate, agrees to and shall be bound by such subordination provision.

                  By acceptance, the Holder of this Security agrees to treat for United States federal income tax purposes the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.




                                      A-2-2

                  IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed.

Dated:

                                                     FINOVA FINANCE TRUST


                                                     By:________________________
                                                        Name:
                                                        Title:





                                      A-2-3

                              [REVERSE OF SECURITY]

                  Distributions are payable on each Common Security at a fixed rate per annum of 5 1/2% (the "Coupon Rate") of the stated liquidation amount of $50 per Common Security. Distributions in arrears for more than one quarter will bear interest thereon compounded quarterly at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest, including Additional Interest, if any, payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds available therefor. The amount of Distributions payable for any period will be computed, except as otherwise provided in the Declaration, on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, on the basis of the actual number of days elapsed per such 30-day month.

                  Except as otherwise described below, Distributions on the Common Security Securities will be cumulative, will accrue from December 11, 1996 and will be payable quarterly in arrears, on: March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 1997, when, as and if available for payment by the Property Trustee. The Debenture Issuer has the right, on the terms and subject to the conditions set forth in the Declaration, at any time during the term of the Debentures to defer interest payments from time to time by extending the interest payment period for successive periods not exceeding 20 consecutive quarters (each an "Extension Period") for each such period; provided, that no Extension Period may extend beyond the maturity date of the Debentures. As a consequence of such extension, quarterly Distributions on the Common Securities would be deferred (though such Distributions would continue to accrue with interest thereon, compounded quarterly at the Coupon Rate, to the extent permitted by applicable law) during any such Extension Period. In the event that the Debenture Issuer exercises this right, then, during such Extension Period the Debenture Issuer has agreed not to declare or pay dividends on, or make a distribution with respect to, or redeem or purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (subject to certain exceptions set forth in the Declaration) and the Debenture Issuer must comply with certain other agreements set



                                      A-2-4
forth in the Declaration. Each Extension Period, if any, shall end on an interest payment date for the Debentures; such date shall also be a Distribution payment date for the Preferred Securities. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the stated maturity date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may select a new Extension Period, subject to the requirements set forth in the Declaration.

                  The Common Securities shall be convertible into shares of FINOVA Common Stock, through (i) the exchange of Common Securities for a portion of the Debentures and (ii) the immediate conversion of such Debentures, in the manner and according to the terms set forth in the Declaration and the Indenture.



                                      A-2-5

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security certificate to:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
agent to transfer this Common Security certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: _______________________

__________________________________________
(Sign exactly as your name appears on the other side of this Common Security certificate)


Signature Guarantee:* _______________________________


_______________

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)



                                      A-2-6

                               CONVERSION REQUEST

To:      Fleet National Bank, as Property Trustee of FINOVA Finance Trust

                  The undersigned owner of these Common Securities hereby irrevocably exercises the option to convert these Common Securities, or the portion below designated, into FINOVA Common Stock in accordance with the terms of the Amended and Restated Declaration of Trust (the "Declaration"), dated as of December 11, 1996, by Bruno A. Marszowski and Robert J. Fitzsimmons, as Regular Trustees (as such term or other capitalized terms used herein and not defined are defined in the Declaration), First Union Bank of Delaware, as Delaware Trustee, Fleet National Bank, as Property Trustee, The FINOVA Group Inc., as Sponsor, and by the Holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Common Securities, the undersigned hereby directs the Conversion Agent to (i) exchange such Common Securities for a portion of the Debentures held by the Trust (at the rate of exchange specified in the terms of the Common Securities set forth as Annex I to the Declaration and in the Indenture) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Common Securities set forth as Annex I to the Declaration and in the Indenture).

                  The undersigned also hereby directs the Conversion Agent that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: ________________

Number of Common Securities to be converted: ___________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of FINOVA Common Stock are to be issued, along with the address or addresses of such person or persons.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

_________________________________________
(Sign exactly as your name appears on the face of this Common Security certificate) (for conversion only)

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

_________________________________________
_________________________________________
_________________________________________

Signature Guarantee:* _______________________________


________

* (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)


                                      A-2-7

                                    EXHIBIT B

                              SPECIMEN OF DEBENTURE


                               [FACE OF SECURITY]


[Include if Security is in global form:

THIS SECURITY IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY (OR A SUCCESSOR THERETO) OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]

[Include if Security is in global form and The Depository Trust Company is the
Depositary:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED SIGNATORY OF THE DEPOSITORY TRUST COMPANY ("DTC") TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate No.:$___________


                              THE FINOVA GROUP INC.

               5 1/2% Convertible Subordinated Debenture due 2016


                  THE FINOVA GROUP INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________, or registered assigns, the principal sum of __________________ Dollars ($___________) on December 31, 2016 and to pay interest thereon (including Additional Payments, if any) from December 11, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth in the Indenture), in arrears, on March 31, June 30, September 30 and December 31 (each an "Interest Payment Date") of each year, commencing March 31, 1997 until the principal thereof is paid or made available for payment; provided that, if any such Interest Payment Date is not a Business Day, the interest payable on such date will be paid as provided on the reverse hereof. The interest which is so payable, and punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at 5:00 p.m. (New York City time) on the regular record date for such interest installment, which shall be the Business Day next preceding such Interest Payment Date (each, a "Regular Record Date").

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                                     THE FINOVA GROUP INC.



                                                     By:________________________
                                                           Name:
                                                           Title:




Attest:

______________________






                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This is one of the Securities referred to in the within-mentioned Indenture.




Dated:
                                                     FLEET NATIONAL BANK,
                                                          as Trustee



                                                      By:_______________________
                                                          Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

                  This Security is one of a duly authorized issue of securities of the Company designated as its 5 1/2% Convertible Subordinated Debenture Due 2016 (herein called the "Securities"), in aggregate principal amount of $103,092,800 (or up to $118,556,750 if the over-allotment option is exercised by the Trust in accordance with the terms and provisions of the Purchase Agreement), issued and to be issued under an Indenture, dated as of December 11, 1996 (as the same may be amended or supplemented from time to time, the "Indenture"), between the Company and Fleet National Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) ("TIA") as in effect on the date of the Indenture. The Securities are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the TIA for a statement of such terms. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (which term, as used herein, includes all Additional Interest and, to the extent permitted by applicable law, Compounded Interest, if any) on this Security at the times, place and rate, and in the coin or currency, herein and in the Indenture prescribed or to convert this Security as provided in the Indenture. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Company will furnish to any Holder upon written request and without charge a copy of the Indenture.

                           (a)  Interest.  Interest on this Security
will accrue at the rate and will be payable as provided on the face of this Security and in the Indenture. To the extent permitted by applicable law, interest will compound quarterly and will accrue at the rate of 5 1/2% per annum on any interest installment in arrears for more than one quarter or during an Extension Period as described below.

                  The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed in such a 30-day month. In the event that any Interest Payment Date is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such Interest Payment Date.

                  If at any time while the Property Trustee is the Holder of any Securities, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any such case, the Company shall pay as additional interest ("Additional Interest") on the Securities held by the Property Trustee, such amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying any such taxes, duties, assessments and governmental charges will be not less than the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or governmental charges been imposed.

                  The principal of and interest on the Securities shall be payable, and the Securities may be surrendered for conversion, at the office or agency of the Company in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account appropriately designated by the Holder entitled thereto.

                           (b) Option to Extend Interest Payment Period. On the
terms and subject to the conditions set forth in the Indenture, the Company shall have the right at any time during the term of the Securities to defer interest payments (including Additional Payments) from time to time by extending the interest payment period for successive periods (each, an "Extension Period") not exceeding 20 consecutive quarters for each such Extension Period; provided, no Extension Period may extend beyond the Stated Maturity of the Securities. Each Extension Period, if any, will end on an Interest Payment Date. At the end of each Extension Period, the Company shall pay all interest then accrued and unpaid (including Additional Interest, if any) together with interest thereon compounded quarterly at the rate of interest borne by the Securities to the extent permitted by applicable law ("Compounded Interest"); provided, that during any Extension Period, the Company shall be required to comply with certain covenants set forth in the Indenture. Prior to the termination of any such Extension Period, the Company may further extend such Extension Period; provided, that such Extension Period, together with all such previous and further extensions thereof, may not exceed 20 consecutive quarters or extend beyond the Stated Maturity of the Securities. Upon the termination of any Extension Period and the payment of all amounts then due, the Company may select a new Extension Period, subject to the above requirements. No interest during an Extension Period shall be due and payable. If the payment of interest on the Securities is deferred as aforesaid, except under the limited circumstances described in the Indenture, such deferred interest (including Additional Payments, if any) shall be paid to the Holders registered as such in the Security Register at 5:00 p.m. (New York City time) on the Regular Record Date immediately preceding the Interest Payment Date upon which such Extension Period ends.

                           (c) Paying Agent and Security Registrar. The Trustee
will act as initial Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, co-registrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

                           (d) Redemption. The Securities are redeemable at the
option of the Company, in whole but not in part, at the times and subject to the terms and conditions set forth in the Indenture, at a redemption price of 100% of the principal amount thereof, together with accrued unpaid interest thereon (including Additional Payments, if any, to the extent permitted by applicable law) to the date of redemption; provided, however, that installments of interest whose Stated Maturity is on or prior to the date fixed for redemption shall be payable (together with Additional Payments, if any, to the extent permitted by applicable law) to the Holders of such Securities, or one or more Predecessor Securities, registered as such at 5:00 p.m. (New York City time) on the relevant regular Record Dates according to the terms and provisions of the Securities and the Indenture.

                           (e) Sinking Fund. The Securities are not entitled to
the benefit of any sinking fund.

                           (f) Subordination. The Securities are unsecured
general obligations of the Company. The payment of the principal of and interest (including Additional Payments, if any) on all Securities is subordinated and junior in right of payment to the prior payment in full of all existing and future Senior Indebtedness, whether outstanding at the date of the Indenture or thereafter incurred. Each holder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

                           (g) Conversion. On the terms and subject to the
conditions set forth in the Indenture, the Holder of any Security has the right, exercisable at any time on or before 5:00 p.m. (New York City time) on the earlier of (i) the Business Day immediately preceding the date of repayment of such Security, whether at maturity or upon redemption, and (ii) the Conversion Termination Date of the Securities, if any, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into fully paid and nonassessable shares of Common Stock of the Company at a conversion rate of .6387 shares of Common Stock for each $50 in aggregate principal amount of Securities (equivalent to a conversion price of $78.28 per share of Common Stock), subject to adjustment under certain circumstances. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the conversion price in effect on the date of conversion. No fractional shares will be issued upon conversion but a cash adjustment will be made for any fraction-al interest. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock. The conversion privilege and the conversion price are subject to adjustment as provided in the Indenture, to which reference is hereby made. Under certain circumstances specified in the Indenture, Holders converting Securities may be entitled to accrued and unpaid interest (including Additional Payments, if any, to the extent permitted by applicable law) on such Securities.

                           (h) The conversion rights of the Holders of
Securities are subject to termination at the option of the Company on and after December 31, 1999, subject to and upon the satisfaction of certain conditions set forth in the Indenture.

                           (i) Registration, Transfer, Exchange and
Denominations. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $50 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of conversion of this Security in part only, a new Security or Securities for the unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                           (j) Persons Deemed Owners. Except as provided in the
Indenture, the registered Holder of a Security may be treated as its owner for all purposes.

                           (k) Unclaimed Money. If money for the payment of
principal or interest remains unclaimed for two years after it has become due, the Trustee and the Paying Agent shall pay the money back to the Company at its written request. After that, holders of Securities entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

                           (l) Defaults and Remedies. The Securities shall have
the Events of Default as set forth in Section 501 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee by notice to the Company or the Holders of at least 25% in aggregate principal amount of the then Outstanding Securities by notice to the Company and the Trustee may declare all the Securities to be due and payable immediately.

                  The Holders of a majority in principal amount of the Securities then Outstanding by written notice to the Company and the Trustee may rescind an acceleration and its consequences upon the terms and subject to the conditions set forth in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then Outstanding Securities may direct the Trustee in its exercise of any trust or power. The Company must furnish annually compliance certificates to the Trustee.

                           (m) Amendments, Supplements and Waivers. The
Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Inden-ture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

                           (n) Trustee Dealings with the Company. The Trustee,
in its individual or any other capacity may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have, if it were not Trustee, subject to certain limitations provided for in the Indenture and in the TIA. Any Agent may do the same with like rights.

                           (o) No Recourse Against Others. A director, officer,
employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

                           (p) Governing Law. THE INTERNAL LAWS OF THE STATE OF
NEW YORK SHALL GOVERN THE INDENTURE AND THE SECURITIES WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Security to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her.

Date: ____________________

_______________________________
(Sign exactly as your name appears on the other side of this Security)
Signature Guarantee:**


__________

** (Signature must be guaranteed by an "eligible guarantor institution", that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                              NOTICE OF CONVERSION


To:      The FINOVA Group Inc.

                  The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Common Stock (the "Common Stock") of The FINOVA Group Inc. (the "Company") in accordance with the terms of the Indenture referred to in the Security, between the Company and Fleet National Bank, as Trustee, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Date: _______________


Principal Amount of Securities to be converted ($50 or integral multiples thereof): _________________

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


___________________________________________
(Sign exactly as your name appears on the other side of the Security) (for conversion only)

Please Print or Typewrite Name and Address,
Including Zip Code, and Social Security or
Other Identifying Number.

___________________________________________

___________________________________________

___________________________________________

___________________________________________


Signature Guarantee:* _______________________

_________

* (Signature must be guaranteed by an "eligible guarantor institution", that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Security Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)